UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 19, 2004

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                               0-18348               06-1209796
(State or other                 (Commission File Number)     (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000


                         Exhibit Index Appears on page 4

Item 12.  Results and Operations and Financial Condition.

         On February 19, 2004, BE Aerospace, Inc. issued a press release announcing earnings for the full year and fourth quarter ended December 31, 2003. A copy of such press release is furnished herewith as Exhibit 99.1, attached hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               BE AEROSPACE, INC.

                               By:  /s/ Thomas P. McCaffrey
                               -----------------------------
                               Name:  Thomas P. McCaffrey
                               Title: Corporate Senior Vice President of
                                      Administration and Chief Financial Officer



Date:    February 19, 2004

                                  EXHIBIT INDEX



Exhibit No.      Description of Exhibits
------------     ----------------------------
99.1             Press release, dated February 19, 2004, issued by BE Aerospace,
                 Inc. announcing earnings for the full year and fourth quarter ended December 31, 2003.